Exhibit 3.7

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “EP ENERGY BRAZIL, L.L.C.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE SEVENTH DAY OF MAY, A.D. 2002, AT 2:30 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE TENTH DAY OF MAY, A.D. 2002.

CERTIFICATE OF CORRECTION, FILED THE SEVENTEENTH DAY OF MAY, A.D. 2002, AT 2:30 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE FOURTEENTH DAY OF NOVEMBER, A.D. 2002, AT 12 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE FIFTEENTH DAY OF NOVEMBER, A.D. 2002.

CERTIFICATE OF MERGER, FILED THE TWENTY-FIFTH DAY OF NOVEMBER, A.D. 2008, AT 5:14 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE SEVENTEENTH DAY OF

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
3522643 8100H 120919798 You may verify this certificate online at corp.delaware.gov/authver.shtml	AUTHENTICATION:	9768679

	DATE:	08-09-12

1

Delaware

The First State

FEBRUARY, A.D. 2009, AT 12:17 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIRST DAY OF MAY, A.D. 2012, AT 4:40 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE TWENTY-FOURTH DAY OF MAY, A.D. 2012.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “EL PASO BRAZIL, L.L.C.” TO “EP ENERGY BRAZIL, L.L.C.”, FILED THE TWENTY-FIRST DAY OF MAY, A.D. 2012, AT 4:41 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE FIRST DAY OF JUNE, A.D. 2012, AT 12:01 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “EP ENERGY BRAZIL, L.L.C”.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
3522643 8100H 120919798 You may verify this certificate online at corp.delaware.gov/authver.shtml	AUTHENTICATION:	9768679

	DATE:	08-09-12

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:30 PM 05/07/2002
020291010 - 3522643

CERTIFICATE OF FORMATION

OF

EL PASO BRAZIL, L.L.C.

This Certificate of Formation of El Paso Brazil, L.L.C. (the “LLC”) dated as of May 7, 2002, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C.§§ 18-101, et. seq.

FIRST:                                                           The name of the LLC formed hereby is:

El Paso Brazil, L.L.C.

SECOND:                                            The address of the registered office of the LLC in the State of Delaware is:

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, Delaware 19801

THIRD:                                                       The name and address of the registered agent for service of process on the LLC in the State of Delaware are:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, Delaware 19801

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be executed as of the date first above written.

/s/ Pilar DeAnda
Pilar DeAnda
Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:30 PM 05/17/2002
020317925 - 3522643

LIMITED LIABILITY COMPANY

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR IN THE CERTIFICATE OF

FORMATION

OF

EL PASO BRAZIL, L.L.C.

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON MAY 7, 2002.

1.               The name of the limited liability company is El Paso Brazil, L.L.C.

2.               A Certificate of Formation was filed by the Secretary of State of the State of Delaware on May 7, 2002 that requires correction as permitted by Section 18-211 of the Delaware Limited Liability Company Act.

3.               The inaccuracy or defect of the Certificate to be corrected is as follows:

The FOURTH Article of the Certificate was erroneously omitted and should have included an effective filing date of May 10, 2002.

4.               Article Fourth is added to the Certificate to read as follows:

FOURTH:    The Certificate of Formation shall be effective on May 10, 2002.

IN WITNESS WHEREOF, El Paso Brazil, L.L.C. has caused this Certificate to be signed by Pilar DeAnda, Authorized Person, this 17th day of May 2002.

EL PASO BRAZIL, L.L.C.

By:	/s/ Pilar DeAnda
Pilar DeAnda
Authorized Person

CERTIFICATE OF AMENDMENT

OF

EL PASO BRAZIL, L.L.C.

1.                                       The name of the limited liability company is El Paso Brazil, L.L.C. (“LLC”).

2.                                       The Certificate of Formation of the limited liability company is hereby amended by adding the following Article:

FIFTH: LLC shall be a series limited liability company and the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of LLC generally or assets allocated to another series.

3.                                       This Certificate of Amendment shall become effective on the 15th day of November, 2002.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of El Paso Brazil, L.L.C. on this 14th day of November, 2002.

By:	/s/ David L. Siddall
David L. Siddall
Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 11/14/2002
020701946 - 3522643

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:23 PM 11/25/2008
FILED 05:14 PM 11/25/2008
SRV 081146412 - 3522643 FILE

CERTIFICATE OF MERGER

merging

POTIGUAR I, L.L.C.

with and into

EL PASO BRAZIL, L.L.C.

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act

El Paso Brazil, L.L.C. (“El Paso Brazil”), a Delaware limited liability company, hereby certifies to the following facts relating to the merger (the “Merger”) of Potiguar I, L.L.C., a Delaware limited liability company, with and into El Paso Brazil, pursuant to Section 18-209 of the Delaware Limited Liability Company Act (“DLLCA”) and submits the following Certificate of Merger for filing:

FIRST:  That the name and state of formation of each limited liability company that is to merge is as follows:

Name	State of Formation

Potiguar I, L.L.C.	Delaware
El Paso Brazil, L.L.C.	Delaware

SECOND:  That an Agreement of Merger dated as of November 25, 2008 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 18-209 of the DLLCA.

THIRD:  That the name of the surviving entity is El Paso Brazil, L.L.C.

FOURTH:  That the existing Certificate of Formation of El Paso Brazil shall be the Certificate of Formation of the surviving entity.

FIVE:  That the Merger shall be effective upon filing.

SIXTH:   That an executed copy of the Merger Agreement is on file at the place of business of El Paso Brazil, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH:  That a copy of the Merger Agreement will be furnished upon request and without cost to any member of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso Brazil, L.L.C. has caused this Certificate of Merger to be signed by a duly authorized officer this 25th day of November, 2008.

EL PASO BRAZIL, L.L.C.
By: Its Members

SERIES B (BM-CAL-4) SERIES REPRESENTATIVE:
El Paso Cayman BM-CAL-4 Company

SERIES E (BAS-97) SERIES REPRESENTATIVE:
El Paso Cayman BAS-97 Company

SERIES G (BS-1) SERIES REPRESENTATIVE:
El Paso Cayman BS-1 Company

SERIES H (BM-POT-11) SERIES REPRESENTATIVE:
El Paso Cayman BM-POT-11 Company

SERIES I (BM-POT-13) SERIES REPRESENTATIVE:
El Paso Cayman BM-POT-13 Company

SERIES L (BM-CAL-6) SERIES REPRESENTATIVE:
El Paso Cayman BM-CAL-6 Company

SERIES M (BM-ES-5) SERIES REPRESENTATIVE:
El Paso Cayman BM-ES-5 Company

SERIES N (BM-CAL-5) SERIES REPRESENTATIVE:
El Paso Cayman BM-CAL-5 Company

SERIES O SERIES REPRESENTATIVE:
El Paso Production International Cayman Company

SERIES P (CAL-M-312) SERIES REPRESENTATIVE:
El Paso Cayman CAL-M-312 Company

SERIES Q (CAL-M-372) SERIES REPRESENTATIVE:
El Paso Cayman CAL-M-372 Company

COMMON SERIES REPRESENTATIVE:
El Paso Cayman Brazil Ventures Company

By:	/s/ Antonio de Pinho
Antonio de Pinho,
as Director of each of the foregoing
companies

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:45 PM 02/17/2009
FILED 12:17 PM 02/17/2009
SRV 090147335 - 3522643 FILE

CERTIFICATE OF MERGER

merging

POTIGUAR II, L.L.C.

and

POTIGUAR 4B LLC

with and into

EL PASO BRAZIL, L.L.C.

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act

El Paso Brazil, L.L.C. (“El Paso Brazil”), a Delaware limited liability company, hereby certifies to the following facts relating to the merger (the “Merger”) of Potiguar II, L.L.C. and Potiguar 4B LLC each a Delaware limited liability company, with and into El Paso Brazil, pursuant to Section 18-209 of the Delaware Limited Liability Company Act (“DLLCA”) and submits the following Certificate of Merger for filing:

FIRST:  That the name and state of formation of each limited liability company that is to merge is as follows:

Name	State of Formation

Potiguar II, L.L.C.	Delaware
Potiguar 4B LLC	Delaware
El Paso Brazil. L.L.C.	Delaware

SECOND:  That an Agreement of Merger dated as of February 16, 2009 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 18-209 of the DLLCA.

THIRD:  That the name of the surviving entity is El Paso Brazil, L.L.C.

FOURTH:   That the existing Certificate of Formation of El Paso Brazil shall be the Certificate of Formation of the surviving entity.

FIVE:  That the Merger shall be effective upon filing.

SIXTH:   That an executed copy of the Merger Agreement is on file at the place of business of El Paso Brazil, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH:  That a copy of the Merger Agreement will be furnished upon request and without cost to any member of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso Brazil, L.L.C. has caused this Certificate of Merger to be signed by a duly authorized officer this 16th day of February, 2009.

EL PASO BRAZIL, L.L.C.
By: Its Members

SERIES B (BM-CAL-4) SERIES REPRESENTATIVE:
El Paso Cayman BM-CAL-4 Company

SERIES E (BAS-97) SERIES REPRESENTATIVE:
El Paso Cayman BAS-97 Company

SERIES F (BCAM-2) SERIES REPRESENTATIVE:
El Paso Cayman BCAM-2 Company

SERIES G (BS-1) SERIES REPRESENTATIVE:
El Paso Cayman BS-1 Company

SERIES H (BM-POT-11) SERIES REPRESENTATIVE:
El Paso Cayman BM-POT-11 Company

SERIES I (BM-POT-13) SERIES REPRESENTATIVE:
El Paso Cayman BM-POT-13 Company

SERIES K (BM-S-13) SERIES REPRESENTATIVE:
El Paso Cayman BM-S-13 Company

SERIES L (BM-CAL-6) SERIES REPRESENTATIVE:
El Paso Cayman BM-CAL-6 Company

SERIES M (BM-ES-5) SERIES REPRESENTATIVE:
El Paso Cayman BM-ES-5 Company

SERIES N (BM-CAL-5) SERIES REPRESENTATIVE:
El Paso Cayman BM-CAL-5 Company

SERIES O SERIES REPRESENTATIVE:
El Paso Production International Cayman Company

SERIES P (CAL-M-312) SERIES REPRESENTATIVE:
El Paso Cayman CAL-M-312 Company

2

SERIES Q (CAL-M-372) SERIES REPRESENTATIVE:
El Paso Cayman CAL-M-372 Company

COMMON SERIES REPRESENTATIVE:
El Paso Cayman Brazil Ventures Company

By:	/s/ Gene T. Waguespack
Gene T. Waguespack,
as Director of each of the foregoing
companies

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:40 PM 05/21/2012
FILED 04:40 PM 05/21/2012
SRV 120601891 - 3522643 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF FORMATION

OF

EL PASO BRAZIL, L.L.C.

The undersigned, desiring to amend the Certificate of Formation of El Paso Brazil, L.L.C. (the “LLC”), pursuant to the provisions of Section 18-202 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

FIRST:                                 The name of the LLC is:

El Paso Brazil, L.L.C.

SECOND:                The Certificate of Formation of the limited liability company is hereby amended by deleting the article numbered “FIFTH” in its entirety.

THIRD:                             This amendment to the Certificate of Formation shall be effective at on May 24th, 2012.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Formation on this 21st day of May 2012.

EL PASO BRAZIL, L.L.C.

By:	/s/ Joseph C. James
Joseph C. James
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:40 PM 05/21/2012
FILED 04:41 PM 05/21/2012
SRV 120601898 - 3522643 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF FORMATION

OF

EL PASO BRAZIL, L.L.C.

The undersigned, desiring to amend the Certificate of Formation of El Paso Brazil, L.L.C. (the “LLC”), pursuant to the provisions of Section 18-202 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

FIRST:                                 The name of the LLC is:

El Paso Brazil, L.L.C.

SECOND:                The article numbered “FIRST” of the Certificate of Formation of the Company shall be amended as follows:

“FIRST:                  The name of the LLC formed hereby is:

EP Energy Brazil, L.L.C.”

THIRD:                             This amendment to the Certificate of Formation shall be effective at 12:01a.m. Eastern Time on June 1, 2012.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Formation on this 18th day of May 2012.

EL PASO BRAZIL, L.L.C.

By:	/s/ Joseph C. James
Joseph C. James
Authorized Person